Exhibit 24.1

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place, and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-4 or other applicable form, including any and all post-effective amendments and supplements thereto, relating to the exchange of 8% Senior Subordinated Notes due 2011 issued by The Titan Corporation for debt securities and/or guarantees issued by the Company, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to the performance and execution of the powers herein expressly granted, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 25th day of September 2003.

/s/ Vance D. Coffman
Vance D. Coffman
Chairman and Chief Executive Officer and Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place, and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-4 or other applicable form, including any and all post-effective amendments and supplements thereto, relating to the exchange of 8% Senior Subordinated Notes due 2011 issued by The Titan Corporation for debt securities and/or guarantees issued by the Company, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to the performance and execution of the powers herein expressly granted, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 25th day of September 2003.

/s/ E. C. Aldridge, Jr.
E. C. Aldridge, Jr.
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place, and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-4 or other applicable form, including any and all post-effective amendments and supplements thereto, relating to the exchange of 8% Senior Subordinated Notes due 2011 issued by The Titan Corporation for debt securities and/or guarantees issued by the Company, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to the performance and execution of the powers herein expressly granted, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 25th day of September 2003.

/s/ Nolan D. Archibald
Nolan D. Archibald
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place, and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-4 or other applicable form, including any and all post-effective amendments and supplements thereto, relating to the exchange of 8% Senior Subordinated Notes due 2011 issued by The Titan Corporation for debt securities and/or guarantees issued by the Company, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to the performance and execution of the powers herein expressly granted, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 25th day of September 2003.

/s/ Norman R. Augustine

Norman R. Augustine Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place, and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-4 or other applicable form, including any and all post-effective amendments and supplements thereto, relating to the exchange of 8% Senior Subordinated Notes due 2011 issued by The Titan Corporation for debt securities and/or guarantees issued by the Company, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to the performance and execution of the powers herein expressly granted, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 25th day of September 2003.

/s/ Marcus C. Bennett
Marcus C. Bennett Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place, and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-4 or other applicable form, including any and all post-effective amendments and supplements thereto, relating to the exchange of 8% Senior Subordinated Notes due 2011 issued by The Titan Corporation for debt securities and/or guarantees issued by the Company, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to the performance and execution of the powers herein expressly granted, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 25th day of September 2003.

/s/ Gwendolyn S. King
Gwendolyn S. King
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place, and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-4 or other applicable form, including any and all post-effective amendments and supplements thereto, relating to the exchange of 8% Senior Subordinated Notes due 2011 issued by The Titan Corporation for debt securities and/or guarantees issued by the Company, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to the performance and execution of the powers herein expressly granted, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 25th day of September, 2003.

/s/ Douglas H. McCorkindale

Douglas H. McCorkindale Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place, and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-4 or other applicable form, including any and all post-effective amendments and supplements thereto, relating to the exchange of 8% Senior Subordinated Notes due 2011 issued by The Titan Corporation for debt securities and/or guarantees issued by the Company, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to the performance and execution of the powers herein expressly granted, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 25th day of September 2003.

/s/ Eugene F. Murphy

Eugene F. Murphy Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place, and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-4 or other applicable form, including any and all post-effective amendments and supplements thereto, relating to the exchange of 8% Senior Subordinated Notes due 2011 issued by The Titan Corporation for debt securities and/or guarantees issued by the Company, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to the performance and execution of the powers herein expressly granted, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 25th day of September 2003.

/s/ Joseph W. Ralston

Joseph W. Ralston Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place, and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-4 or other applicable form, including any and all post-effective amendments and supplements thereto, relating to the exchange of 8% Senior Subordinated Notes due 2011 issued by The Titan Corporation for debt securities and/or guarantees issued by the Company, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to the performance and execution of the powers herein expressly granted, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 25th day of September 2003.

/s/ Frank Savage
Frank Savage
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place, and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-4 or other applicable form, including any and all post-effective amendments and supplements thereto, relating to the exchange of 8% Senior Subordinated Notes due 2011 issued by The Titan Corporation for debt securities and/or guarantees issued by the Company, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to the performance and execution of the powers herein expressly granted, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 25th day of September 2003.

/s/ Anne Stevens
Anne Stevens
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place, and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-4 or other applicable form, including any and all post-effective amendments and supplements thereto, relating to the exchange of 8% Senior Subordinated Notes due 2011 issued by The Titan Corporation for debt securities and/or guarantees issued by the Company, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to the performance and execution of the powers herein expressly granted, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 25th day of September 2003.

/s/ James Ukropina
James Ukropina Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place, and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-4 or other applicable form, including any and all post-effective amendments and supplements thereto, relating to the exchange of 8% Senior Subordinated Notes due 2011 issued by The Titan Corporation for debt securities and/or guarantees issued by the Company, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to the performance and execution of the powers herein expressly granted, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 25th day of September 2003.

/s/ Robert J. Stevens Robert J. Stevens
President and Chief Operating Officer and Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place, and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-4 or other applicable form, including any and all post-effective amendments and supplements thereto, relating to the exchange of 8% Senior Subordinated Notes due 2011 issued by The Titan Corporation for debt securities and/or guarantees issued by the Company, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to the performance and execution of the powers herein expressly granted, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 25th day of September 2003.

/s/ Christopher E. Kubasik Christopher E. Kubasik
Senior Vice President and Chief Financial Officer

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place, and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-4 or other applicable form, including any and all post-effective amendments and supplements thereto, relating to the exchange of 8% Senior Subordinated Notes due 2011 issued by The Titan Corporation for debt securities and/or guarantees issued by the Company, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to the performance and execution of the powers herein expressly granted, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 25th day of September 2003.

/s/ Douglas C. Yearley Douglas C. Yearley
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place, and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-4 or other applicable form, including any and all post-effective amendments and supplements thereto, relating to the exchange of 8% Senior Subordinated Notes due 2011 issued by The Titan Corporation for debt securities and/or guarantees issued by the Company, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to the performance and execution of the powers herein expressly granted, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 25th day of September 2003.

Rajeev Bhalla Rajeev Bhalla
Vice President and Controller